Pension and Postretirement Benefit Plans, Changes in Fair Value of Guaranteed Deposit Account (Details) - Guaranteed Deposit Account [Member] - Level 3 [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Change in Fair Value of Guaranteed Deposit Account [Roll Forward]
Balance at beginning of year	$ 2,265	$ 4,721
Total Gains (Losses), Realized/Unrealized [Abstract]
Return on plan assets	45	81
Purchases, sales, and settlements, net	(486)	(2,537)
Balance at end of the year	$ 1,824	$ 2,265